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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2009

TYCO ELECTRONICS LTD.
(Exact Name of Registrant as Specified in its Charter)

Bermuda (Jurisdiction of Incorporation)	98-0518048 (IRS Employer Identification Number)

001-33260
(Commission File Number)

Second Floor, 96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(Address of Principal Executive Offices, including Zip Code)

441-294-0607
(Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01    OTHER EVENTS

        As previously announced, effective January 1, 2009, Tyco Electronics Ltd. ("Tyco Electronics" or the "Company") established the Specialty Products Group from its existing businesses. The results of this new organization were reported as a separate reporting segment in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 27, 2009. This new segment is comprised of the Aerospace, Defense, and Marine; Touch Systems; Circuit Protection; and Medical businesses which were formerly reported in the Electronic Components segment. The Company operates through five reporting segments: Electronic Components, Network Solutions, Specialty Products, Undersea Telecommunications, and Wireless Systems.

        This Current Report on Form 8-K is being filed to retrospectively adjust the following sections of the Company's Annual Report on Form 10-K/A for the fiscal year ended September 26, 2008 to reflect the new segment reporting structure in all periods presented:

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  Part I. Item 1. Business;

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  Part I. Item 2. Properties;

  •
  Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations; and

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  Part II. Item 8. Financial Statements and Supplementary Data.

All other items of the Annual Report on Form 10-K/A for the fiscal year ended September 26, 2008 remain unchanged. There is no impact to the Company's previously reported Consolidated and Combined Statements of Operations, Consolidated Balance Sheets, Consolidated and Combined Statements of Equity, or Consolidated and Combined Statements of Cash Flows. Also, this filing does not reflect any subsequent event information or events other than the adjustments to reflect the new segment reporting structure.

        On April 16, 2009, the Company entered into a definitive agreement to sell its Wireless Systems business for $675 million in cash, subject to certain working capital adjustments. The Company completed the sale on May 29, 2009. The Wireless Systems business will be reported as a discontinued operation beginning in the fiscal quarter ending June 26, 2009. The information contained in this Current Report on Form 8-K reflects the Company's reportable segments as they existed at the end of the fiscal quarter ended March 27, 2009 as reported in the Quarterly Report on Form 10-Q.

        This Current Report on Form 8-K should be read in conjunction with the Company's Annual Report on Form 10-K/A for the fiscal year ended September 26, 2008, Quarterly Report on Form 10-Q for the quarterly period ended December 26, 2008, and Quarterly Report on Form 10-Q for the quarterly period ended March 27, 2009, as well as the Company's other filings.

        Certain statements in this Current Report on Form 8-K are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of the Company's management and on information currently available to the Company's management. Forward-looking statements include, among others, the information concerning the Company's possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition, and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words "believe," "expect," "plan," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "should," or the negative of these terms or similar expressions.

        Forward-looking statements involve risks, uncertainties, and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements. The Company does not have any intention or obligation to update forward-looking statements after it files this Current Report on Form 8-K except as required by law.

        The risk factors discussed in "Risk Factors" and other risks identified in the Annual Report on Form 10-K/A for the fiscal year ended September 26, 2008 and in this Report and the Company's other filings with the Securities and Exchange Commission could cause the Company's results to differ materially from those expressed in forward-looking statements. Examples of such factors include, among others, business, economic, competitive, and regulatory risks, such as developments in the credit markets; conditions affecting demand for products, particularly the automotive industry and the telecommunications, computer, and consumer electronics industries; future goodwill impairment; competition and pricing pressure; fluctuations in foreign currency exchange rates; political, economic, and military instability in countries outside the U.S.; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties, and other legislation; and our ability to change the place of the Company's incorporation. There also may be other risks and uncertainties that the Company is unable to predict at this time or that it currently does not expect to have a material adverse effect on its business.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

  (d)
  Exhibits

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Updated sections of the Annual Report on Form 10-K/A for the fiscal year ended September 26, 2008:
Part I. Item 1. Business
Part I. Item 2. Properties
Part II. Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
Part II. Item 8. Financial Statements and Supplementary Data

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO ELECTRONICS LTD. (Registrant)
By:	/s/ TERRENCE R. CURTIN Terrence R. Curtin Executive Vice President and Chief Financial Officer (Principal Financial Officer)

        Date: June 5, 2009

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  ITEM 8.01 OTHER EVENTS
  ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES